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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 16, 1996

                                Carnegie Bancorp
             (Exact name of registrant as specified in its charter)


          New Jersey                     0-2456             22-3257100
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  State or other jurisdiction         (Commission         (IRS Employer
       of incorporation)              File Number)      Identification No.)


  619 Alexander Road, Princeton, New Jersey                  08540
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  (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (609) 520-0601

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Item 5. Other Events.

     The Registrant issued a press release on July 16, 1996 announcing its second fiscal quarter 1996 earnings.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.


Exhibit No.                   Description
- -----------                   -----------
    99 Press Release dated July 16, 1996 announcing the Registrant's second fiscal quarter 1996 earnings.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CARNEGIE BANCORP
                                         (Registrant)



Dated: August 2, 1996                  By: /s/ THOMAS L. GRAY, JR.
                                           ------------------------------------
                                           Thomas L  Gray, Jr.
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

                                                                     Sequential
Exhibit No.             Description                                  Page Number
- ----------              -----------                                  -----------
   99          Press Release dated July l6, 1996 announcing the
               Registrant's second quarter earnings


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